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                                                                   EXHIBIT 99.25


                     BOSTON PROPERTIES LIMITED PARTNERSHIP

                          CERTIFICATE OF DESIGNATIONS

              ESTABLISHING AND FIXING THE RIGHTS, LIMITATIONS AND

                  PREFERENCES OF A SERIES OF PREFERRED UNITS

     Reference is made to the Second Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Boston Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), of which this Certificate of Designations (this "Certificate") shall become a part. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the main part of the Partnership Agreement. Section references are (unless otherwise specified) references to sections in this Certificate.

     WHEREAS, Section 14.1.B(3) of the main part of the Partnership Agreement permits the General Partner, without the consent of the Limited Partners, to amend the Partnership Agreement for the purpose of setting forth and reflecting in the Partnership Agreement the designations, rights, powers, duties, and preferences of holders of any additional Partnership Interests issued pursuant to Section 4.2.A of the main part of the Partnership Agreement; and

     WHEREAS, the General Partner desires by this Certificate to so amend the Partnership Agreement as of this 12th day of November, 1998 (the "Closing Date").

     NOW, THEREFORE, the General Partner has set forth in this Certificate the following description of the preferences and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of conversion and redemption of a class and series of Partnership Interest to be represented by Partnership Units which shall be referred to as "Series Three Preferred Units":

     (1) Designation and Number.  A series of Preferred Units, designated the
         ----------------------
         "Series Three Preferred Units," is hereby established.

     (2) Definitions.  For purposes of this Certificate of Designations, the
         -----------
         following terms shall have the meanings indicated:

     "Cash Business Combination" means a Transaction in which the fair market value of the aggregate consideration into which the outstanding Common Units are or will be exchanged or converted, or which holders of such Units will be entitled to receive, consists of 40% or less voting common equity. In determining whether a Transaction is a Cash Business Combination, the following will apply: (a) if elections for the type of consideration may be made by the holders of Common Units, it will be assumed that all holders of Common Units elect or will elect consideration other than voting common equity, (b) the determination shall be made in good faith by the General Partner, based on the fair market values of the consideration to be issued in the Transaction as of the date the definitive merger or other agreement relating thereto is entered into, and (c) if
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     any of the consideration to be issued in the Transaction is a publicly traded security, the fair market value of that security shall be the Current Market Price of such security as of the date the definitive merger or other agreement relating thereto is entered into.

     "Closing Date" shall have the meaning set forth in the recitals above.

     "Conversion Price" shall mean the conversion price per Common Unit for which the Series Three Preferred Units are convertible, as such Conversion Price may be adjusted pursuant to Section 7 hereof. The initial Conversion Price shall be an amount equal to $38.10 per REIT Share.

     "Conversion Date" shall have the meaning set forth in paragraph (d) of
     Section 7 hereof.

     "Conversion Period" shall have the meaning set forth in paragraph (a) of
     Section 7 hereof.

     "Conversion Right" shall have the meaning set forth in paragraph (a) of
     Section 7 hereof.

     "Current Market Price" of a REIT Share or of a publicly traded security of any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer of the Partnership or the General Partner. "Current Market Price" of a Common Unit as of any day means the Current Market Price of a REIT Share multiplied by the Conversion Factor, as such term is defined in the main part of the Partnership Agreement.

     "Distribution Payment Date" shall mean the fifteenth day of February, May, August and November, in each year, commencing on November 16, 1998; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

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     "Distribution Periods" shall mean quarterly distribution periods from and after a Distribution Payment Date and to and excluding the next succeeding Distribution Payment Date (other than the initial Distribution Period, which shall commence on the day after the Closing Date and end on and exclude November 16, 1998).

     "Fair Market Value" shall mean the average of the daily Current Market Prices per Common Unit during the ten (10) consecutive Trading Days selected by the Partnership commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "`ex' date," when used with respect to any issuance or distribution, means the first day on which REIT Shares trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "Forced Conversion" has the meaning set forth in Section 7(b) hereof.

     "Forced Conversion Amount" shall mean the number of Series Three Preferred Units which the General Partner may require to be converted as provided in paragraph 7(b);

     "Forced Conversion Option" shall have the meaning set forth in paragraph
     (b) of Section 7 hereof.

     "Issue Date" shall mean, with respect to a Series Three Preferred Unit, the day after the Closing Date.

     "Junior Preferred Units" shall mean any class or series of Partnership Units the holders of which are entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, junior in priority to the holders of the Series Three Preferred Units, but senior in priority to the holders of Common Units.

     "Junior Units" shall mean the Common Units and any other class or series of Partnership Units constituting junior units within the meaning set forth in paragraph (a) of Section 9 hereof.

     "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

     "Option Strike Date" shall have the meaning set forth in paragraph (a) of
     Section 5 hereof.

     "Parity Units" shall have the meaning set forth in paragraph (b) of
     Section 9 hereof.

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     "Preferred Rate" shall mean, at any given time, the rate per annum as to which distributions accrue on each Series Three Preferred Unit, based on the Liquidation Preference, for purposes of determining the Stated Quarterly Distribution in effect at such time, as set forth in the following schedule:

     Time Period                               Preferred Rate
     -----------                               --------------
     November 12, 1998 to March 31, 1999            5.0%
     April 1, 1999 to December 31, 1999             5.5%
     January 1, 2000 to December 31, 2000           5.625%
     January 1, 2001 to December 31, 2001           6.0%
     January 1, 2002 to December 31, 2002           6.5%
     January 1, 2003 to May 12, 2009                7.0%
     May 13, 2009 and thereafter                    6.0%

     "Ratchet Distribution" shall mean for each Distribution Payment Date a distribution payable, if applicable, per Series Three Preferred Unit in respect of the Distribution Period ending on such Distribution Payment Date. The Ratchet Distribution for each Distribution Period shall be equal to the distribution which would have been paid in respect of such Series Three Preferred Unit had (i) such Series Three Preferred Unit been converted into (x) a number of Common Units determined by dividing the Liquidation Preference by the Conversion Price in effect on such Distribution Payment Date and any (y) Other Securities (as defined below) issuable upon such conversion and (ii) there had been paid in respect of each such Common Unit and Other Securities (including any fractional portion thereof to the fourth decimal) a distribution (the "Regular Distribution") equal to the regular, quarterly cash distribution paid to holders of record of Common Units and Other Securities on that record date (the "Reference Record Date") which is closest to the end of the calendar quarter preceding such Distribution Payment Date. For purposes of determining the Ratchet Distribution, in the event that a special cash distribution was paid to holders of Common Units and Other Securities on the Reference Record Date or at any time prior to the Reference Record Date and after the last record date for regular, quarterly cash distributions, then in such event the Ratchet Distribution shall include, in addition to the Regular Distribution paid in respect of the Reference Record Date, the amount of such special cash distribution paid in respect of each Common Unit or Other Security (for clarity, it is noted that the effect of this sentence is to assure that in calculating the Ratchet Distribution the holders of Series Three Preferred Units will benefit from any cash distributions paid in respect of Common Units and Other Securities even if such cash distributions might not be characterized as "regular, quarterly cash distributions"). In the event that a Series Three Preferred Unit is outstanding for only a portion of a Distribution Period, then the Ratchet Distribution with respect to such Series Three Preferred Unit and such Distribution Period shall be determined as provided in the preceding sentence but shall then be adjusted by multiplying such amount by a fraction, the numerator of which equals the number of days such Series Three Preferred Unit had been outstanding during such period and the denominator of which shall equal the total number of days during such Distribution Period. As used herein, the term "Other

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     Security" means any security in addition to Common Units (including
     Junior Preferred Units) which may be issuable to a holder of Series Three Preferred Units upon conversion of a Series Three Preferred Unit.

     "Redemption Notice" shall have the meaning set forth in paragraph (b) of
     Section 5 hereof.

     "Redemption Right" shall have the meaning set forth in paragraph (a) of
     Section 5 hereof.

     "Securities" shall have the meaning set forth in paragraph (g)(iii) of
     Section 7 hereof.

     "Source Agreements" shall mean that certain Master Transaction Agreement dated September 28, 1998 by and among the General Partner, the Partnership and, among others, the holders of the Series Three Preferred Units designated hereby, and each of the other agreements contemplated therein.

     "Stated Quarterly Distribution" shall mean for each Distribution Payment Date a distribution payable, if applicable, per each Series Three Preferred Unit in respect of the Distribution Period ending on such Distribution Payment Date. The Stated Quarterly Distribution for each Distribution Period shall equal the sum of the following products for each day in such Distribution Period on which the Series Three Preferred Unit is outstanding: (i) the Preferred Rate in effect on such day divided by 365, multiplied by (ii) the Liquidation Preference.

     "Target Amount" shall mean that number of Series Three Preferred Units having a Liquidation Preference equal to one-sixth of the aggregate Liquidation Preference of the Series Three Preferred Units issued under the Source Agreements.

     "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange ("NYSE"), or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market, or if such securities are not quoted on such Nasdaq National Market, in the applicable securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in paragraph (h) of
     Section 7 hereof.

     (3)  Distributions.
          -------------

          (a) The holders of Series Three Preferred Units shall be entitled to receive, in respect of each Distribution Payment Date, when, as and if authorized and declared by the General Partner out of assets legally available for

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              that purpose, cumulative preferential distributions payable in cash in an amount per Series Three Preferred Unit equal to the greater of (i) the Stated Quarterly Distribution for such Distribution Payment Date or (ii) the Ratchet Distribution for such Distribution Payment Date. Such distributions shall, with respect to each Series Three Preferred Unit, be cumulative from and including its Issue Date, whether or not in, or with respect to, any Distribution Period or Periods (i) such distributions are declared, (ii) the Partnership is contractually prohibited from paying such distributions or (iii) there shall be assets of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after the Issue Date of such Series Three Preferred Units. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid, whether or not, or with respect to, in any Distribution Period or Periods (i) such distributions are declared, (ii) the Partnership is contractually prohibited from paying such distributions or
              (iii) there shall be assets legally available therefor. Each such distribution shall be payable in arrears to the holders of record of the Series Three Preferred Units, as they appear on the records of the Partnership at the close of business on such record dates, not more than 30 days preceding the applicable Distribution Payment Date (the "Distribution Payment Record Date") (or, in the case of a Distribution Payment Record Date that coincides with a record date for payment of distributions on Common Units, not more than 60 days preceding the applicable Distribution Payment Date), as shall be fixed by the General Partner; provided, however, that with respect to the first Distribution Period, the Distribution Payment Record Date for such period will be on or after the Issue Date. Accrued and unpaid distributions for any past Distribution Periods and any additional amounts as provided in subsection (f) may be authorized and declared and paid at any time, without reference to any regular Distribution Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof (or, in the case of a record date that coincides with a record date for payment of distributions on Common Units, not more than 60 days preceding the applicable payment date thereof), as may be fixed by the General Partner.

          (b) The first Distribution Period with respect to the first Series Three Preferred Units issued shall be for the period from on and after the Closing Date to the first Distribution Payment Date of (and excluding) November 16, 1998.

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          (c) So long as any Series Three Preferred Units are outstanding, no distributions (whether in cash or in kind or upon liquidation of the Partnership), except as described in the immediately following sentence, shall be authorized and declared or paid on any series or class or classes of Parity Units for any period nor shall any Parity Units be redeemed, purchased or otherwise acquired for any consideration or any moneys to be paid to or made available for a sinking fund for the redemption of any Parity Units, directly or indirectly (except by conversion into or exchange for Parity Units or Junior Units), unless full cumulative distributions, including, if applicable, the further preferential distribution provided in subsection (f), have been or contemporaneously are authorized and declared and paid on the Series Three Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on (or date of purchase, redemption or other acquisition of) such class or series of Parity Units. When distributions are not paid in full upon the Series Three Preferred Units and any other class or classes of Parity Units, all distributions authorized upon the Series Three Preferred Units and any other class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series Three Preferred Units and such Parity Units (which shall not include any accrual in respect of unpaid distributions for prior distribution periods if such Parity Units do not have a cumulative distribution).

          (d) So long as any Series Three Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units, or options, warrants or rights to subscribe for or purchase Junior Units) shall be authorized and declared or paid or other distribution authorized and declared or made upon Junior Units for any period, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Units made for purposes of and in compliance with requirements of employee incentive or employee benefit plans of the Partnership or the General Partner or any of their subsidiaries), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any Junior Units) by the Partnership, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (i) the full cumulative distributions on all outstanding Series Three Preferred Units, including, if applicable, the further preferential distribution provided in subsection (f), and any other Parity Units of the Partnership shall have been paid for all past Distribution Periods with respect to the Series Three Preferred Units and all past distribution periods with respect to such Parity Units and (ii) sufficient funds shall have been paid for or irrevocably set aside and designated for payment of the

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              distribution due for the current Distribution Period with respect to the Series Three Preferred Units.

          (e) Without limiting the other provisions hereof, no distributions on Series Three Preferred Units (other than liquidating distributions made in accordance with Section 13.2 of the main part of the Partnership Agreement and Section 4 hereof) shall be paid by the Partnership at such time as the terms and provisions of any agreement of the Partnership or its affiliates or subsidiaries, relating to bona fide indebtedness for borrowed money, prohibits such declaration or payment or provides that such declaration or payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law (and such failure to pay distributions on the Series Three Preferred Units shall prohibit other distributions by the Partnership as described in Sections 3(c) and (d)).

          (f) Notwithstanding the foregoing, distributions on the Series Three Preferred Units shall accrue whether or not the terms and provisions set forth in Section 3(e) hereof at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are declared. Accrued but unpaid distributions on the Series Three Preferred Units will accumulate as of the Distribution Payment Date on which they first become payable and a further preferential distribution at the per annum rate then applicable for the period or periods specified in subsection (a) above shall accrue during the period of accumulation and be distributed in respect of such unpaid distributions until the amount thereof and the further preferential amount thereon shall have been distributed in full.

          (g) Upon liquidation, dissolution or winding up of the Partnership, no distributions shall be made to any series or class or classes of Junior Units until after payment shall have been made in full to the holders of the Series Three Preferred Units, as provided in
              Section 4(a).

          (h) Any distribution made on the Series Three Preferred Units shall first be credited against the further preferential distribution provided in subsection (f) above and then against the earliest accrued but unpaid distribution due with respect to such Series Three Preferred Units which remains payable. Other than liquidating distributions described in Section 4, the Series Three Preferred Units shall be entitled only to the distributions on the Series Three Preferred Units as described in this Section 3.

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     (4)  Liquidation Preference.
          ----------------------

          (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to the holders of Junior Units, the holders of the Series Three Preferred Units shall be entitled to receive Fifty Dollars ($50.00) per Series Three Preferred Unit (the "Liquidation Preference") or, if greater, the amount which each holder would receive in respect of the Common Units and Other Securities and property it would receive upon conversion of its Series Three Preferred Units if all Series Three Preferred Units were converted pursuant to Section 7 immediately prior to the distribution of liquidation proceeds under the Partnership Agreement, plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon pursuant to
              Section 3 to the date of final distribution to such holder; but such holders of Series Three Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of Series Three Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series Three Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series Three Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full.

          (b) Upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of the Series Three Preferred Units and Parity Units, as provided in this Section 4, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed.

          (c) After payment of the full amount of the liquidating distributions to which they are entitled pursuant to Sections 4(a) and (b), the holders of Series Three Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

          (d) The consolidation or merger of the Partnership with or into any other corporation, partnership, trust or entity or of any other corporation, partnership, trust or entity with or into the Partnership, or an exchange of Units or partnership interests, or the sale, lease or conveyance of all

                                       9
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              or substantially all of the property or business of the
              Partnership (unless the net proceeds of any of the foregoing transactions shall be distributed to the holders of Units rather than reinvested), shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership.

     (5)  Redemption.
          ----------

          (a) Subject to adjustment as provided in this Section 5, on each of May 12, 2009; May 12, 2010; May 12, 2011; May 14, 2012; May 14,
              2013; and May 12, 2014 (each an "Option Strike Date") (i) each of the Series Three Preferred Unit holders, upon giving prior written notice as provided below, shall have the right (the "Redemption Right") to require that the Partnership redeem for cash, at a redemption price of $50 per Series Three Preferred Unit, Series Three Preferred Units held by such holder; provided that the maximum number of Series Three Preferred Units that may be required to be redeemed from all such holders is equal to the Target Amount; provided, further, that a holder may not exercise the Redemption Right for less than one thousand (1,000) Series Three Preferred Units or, if such holder holds less than one thousand Series Three Preferred Units, all of the Series Three Preferred Units held by such holder; and (ii) the General Partner, upon giving prior written notice as provided below, shall have the Redemption Right to require the redemption for cash, at a redemption price of $50 per Series Three Preferred Unit, of a number of Series Three Preferred Units equal to, but not in excess of, the Target Amount (in the aggregate from all holders); provided, however, that the General Partner may not require the redemption by the Partnership on any Option Strike Date of more than the lesser of (A) the Target Amount in respect of such Option Strike Date or (B) such number of Series Three Preferred Units as shall have an aggregate Liquidation Preference equal to the excess of (i) the aggregate Liquidation Preference of the sum of the Target Amounts for all prior Option Strike Dates and the currently applicable Option Strike Date over (ii) the aggregate Liquidation Preference of all Series Three Preferred Units previously converted (including Forced Conversions), noticed for conversion on such Option Strike Date, previously redeemed, and noticed for redemption on such Option Strike Date.

              The exercise of a Redemption Right on any Option Strike Date shall not be cumulative (i.e., the Target Amount with respect to any Option Strike Date is the maximum number of Series Three Preferred Units subject to mandatory redemption by either the Partnership or the holders of Series Three Preferred Units on each Option Strike Date); any Series Three Preferred Units that are not converted pursuant to Section 7 or redeemed

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              pursuant to this Section 5 on or before May 12, 2014 shall remain outstanding and shall have all of the rights and preferences set forth in this Certificate except that the provisions of this
              Section 5 shall not apply to any Series Three Preferred Units outstanding after such date.

          (b) In order to exercise its Redemption Right, a holder of Series Three Preferred Units shall deliver a notice (a "Redemption Notice," such term to also include the notice required to be delivered by the General Partner upon exercise of its Redemption Right) in the form attached hereto as Exhibit B to the Partnership (with a copy to the General Partner) not less than 40 nor more than 70 days prior to an Option Strike Date. If a holder of Series Three Preferred Units who has delivered a Redemption Notice pursuant to this Section 5 converts the Units tendered for redemption prior to the redemption date, the Redemption Notice shall be deemed revoked. The General Partner may exercise its Redemption Right by delivering in writing a Redemption Notice, containing the information provided in subsection (e), to each holder of record of Series Three Preferred Units, not less than 30 nor more than 70 days prior to an Option Strike Date.

              If, pursuant to the exercise of a Redemption Right by holders of the Series Three Preferred Units, with such redemption to be effective on an Option Strike Date, holders tender for redemption a number of Series Three Preferred Units having an aggregate Liquidation Preference greater than the Target Amount, the Partnership may redeem all such Units tendered for redemption or a lesser number of Units, as the General Partner determines in its sole discretion, but not less than the Target Amount; provided, however, that if the Partnership does not redeem all Series Three Preferred Units so tendered for redemption, the Partnership shall redeem Units ratably from each tendering holder in proportion to the respective number of Units tendered. If the holders have tendered for redemption a number of Series Three Preferred Units less than the Target Amount and the General Partner delivers a Redemption Notice to redeem a number of Series Three Preferred Units greater than the number of Units tendered for redemption by the holders, the Partnership shall first redeem the Series Three Preferred Units of those holders exercising their Redemption Right pursuant to this Section 5 and shall then redeem, on a pro rata basis, Series Three Preferred Units from all holders who hold Units after giving effect to such redemption; provided, however, that in such case, (i) the General Partner shall deliver a separate notice at least 30 days prior to the Option Strike Date, containing the information provided in subsection (e), to all holders of the Series Three Preferred Units to be so redeemed indicating

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

              the number of Units to be so redeemed, and (ii) the total number of Units to be redeemed (upon notice by the General Partner and the holders, collectively) shall not exceed the Target Amount.

              If the General Partner delivers a Redemption Notice to the holders of the Series Three Preferred Units, the holders shall have the right, subject to Section 7(a), to convert their Series Three Preferred Units into Common Units, pursuant to Section 7, on or before the Option Strike Date. To the extent that such Series Three Preferred Units are so converted, the right of the General Partner to require the redemption of Series Three Preferred Units shall be reduced by the aggregate Liquidation Preference of the Series Three Preferred Units so converted (and the reduction in the number of Series Three Preferred Units to be redeemed from each holder shall be allocated first to the holders who so elected to convert their Units and second pro rata among all other holders).

              Within two Business Days of a redemption of Series Three
              Preferred Units, the Partnership shall pay the redemption price by certified check to or on the order of those holders whose Series Three Preferred Units have been redeemed.

          (c) Immediately prior to any redemption of Series Three Preferred Units and as a condition to such redemption, the Partnership shall pay, in cash, all accumulated and unpaid distributions, including the further preferential distribution provided in Section 3(f), through the Option Strike Date in respect of all Series Three Preferred Units, including those Series Three Preferred Units to be redeemed. Unless full cumulative distributions on all Series Three Preferred Units have been paid, the Partnership may not require the Series Three Preferred Units to be redeemed.

          (d) The Assignee of any Limited Partner pursuant to Section 11 of the main part of the Partnership Agreement may exercise the rights of such Limited Partner pursuant to this Section 5, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by the Assignee. In connection with any exercise of such rights by an Assignee of a Limited Partner, the cash amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

          (e) A Redemption Notice shall be provided in the manner provided in
              Section 12. Any defect in a Redemption Notice or in the mailing thereof to any particular holder, the Partnership or the General Partner shall not affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date of deemed delivery provided in Section 12, whether or not the holder receives the notice. Each of the General Partner's Redemption Notices shall state, as appropriate: (1) the Option Strike Date; (2) the number of Series Three Preferred Units to be redeemed in the aggregate from all holders and, if fewer than all the Series Three Preferred Units held by such holder are to be redeemed, the number of such Series Three Preferred Units to be redeemed from such holder; and
              (3) that distributions on the Series Three Preferred Units to be redeemed shall cease to accrue on such Option Strike Date except as otherwise provided herein. Notice having been delivered as aforesaid, from and after the Option Strike Date (unless the Partnership shall fail to pay the redemption price on the date required), (i) except as otherwise provided herein, distributions on the Series Three Preferred Units so called for redemption shall cease to accrue, (ii) said Units shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of Series Three Preferred Units of the Partnership shall cease (except the right to receive the redemption price and the amounts required to be paid under subsection (c)).

              After the redemption of Series Three Preferred Units as aforesaid, the Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Common Units and Series Three Preferred Units held by such person immediately after such redemption. The Partnership shall also advise each holder as to the number of Series Three Preferred Units redeemed and the number of Series Three Preferred Units which remain outstanding.

          (f) Each Series Three Preferred Unit holder covenants and agrees with the Partnership that all Series Three Preferred Units delivered for redemption pursuant to this Section 5 shall be delivered to the Partnership free and clear of all liens, and, notwithstanding anything contained herein to the contrary, the Partnership shall not be under any obligation to acquire Series Three Preferred Units which are subject to any liens.

     (6) The rights of each Series Three Preferred Unit holder pursuant to this Certificate arise solely from its ownership as a Limited Partner of Partnership Interests in the Partnership and not from it being a creditor of the Partnership and none of such rights with respect to any required redemption shall constitute a "claim" as such term is defined in Section 101 of the United States Bankruptcy Code as in effect as of the date of this Certificate; provided, however, that any rights in respect of such Series Three Preferred Units shall constitute equity interests of each Partner hereunder, it being agreed and understood that no

          Partner is waiving any equity interest it has in the Partnership or any rights to assert any such interests in any bankruptcy proceeding or otherwise.

     (7)  Conversion.  Holders of the Series Three Preferred Units shall have
          ----------
          the right (the "Conversion Right") to convert all or a portion of such Units into Common Units (provided, however, that a holder may not exercise the Conversion Right for less than one thousand (1,000) Series Three Preferred Units or, if such holder holds less than one thousand Series Three Preferred Units, all of the Series Three Preferred Units held by such holder), and the General Partner shall have the right on each Option Strike Date to cause a conversion of Series Three Preferred Units into Common Units, subject, in each case, to the following conditions and procedures:

          (a)  Subject to and upon compliance with the provisions of this
               Section 7, a holder of Series Three Preferred Units shall have the right, at his or her option, at any time and from time to time during the period on or after the earlier of (i) December 31, 2002 and (ii) the effective time of a Cash Business Combination (the period beginning on and after the earlier of such dates, the "Conversion Period"), to convert such Units into the number of fully paid and non-assessable Common Units obtained by dividing the aggregate Liquidation Preference of such Series Three Preferred Units by the Conversion Price as in effect as of such time (i.e. after adjustment as described in subsection (g)) by delivering a Conversion Notice in the form attached hereto as Exhibit A within the time period specified in paragraph (d) below and in the manner provided in Section 12; provided, however, that the right to deliver a conversion notice with respect to Series Three Preferred Units called or tendered for redemption pursuant to Section 5 hereof shall terminate on that day which is the fifth business day prior to the applicable Option Strike Date on which such Units are to be redeemed, unless the Partnership shall default in making any cash payment required upon a redemption on such date as provided in Section 5 hereof. A conversion of Series Three Preferred Units specified in the Conversion Notice shall occur automatically at the close of business on the applicable Conversion Date without any action on the part of the holders of Series Three Preferred Units, and immediately after the close of business on the Conversion Date the holders of Series Three Preferred Units who had all or a portion of their Series Three Preferred Units converted shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the Common Units issuable upon such conversion.

          (b) If, as of an applicable Option Strike Date, the Target Amount for such Option Strike Date has not been redeemed and/or converted (or noticed for conversion and/or redemption on such Option Strike Date) as a result of Series Three Preferred Unit holders and/or the General Partner exercising Redemption Rights pursuant to Section 5 and/or such holders exercising their conversion rights pursuant to this Section 7, the Partnership, at the election of the General Partner and subject to and upon compliance with the provisions of this Section 7, may convert (a "Forced Conversion") not more than the lesser of (A) the Target Amount in respect of such Option Strike Date or (B) such number of Series Three Preferred Units as shall have an aggregate Liquidation Preference equal to the excess of (i) the aggregate Liquidation Preference of the sum of the Target Amounts for all prior Option Strike Dates and the currently applicable Option Strike Date over (ii) the aggregate Liquidation Preference of all Series Three Preferred Units previously converted, noticed for conversion by the holders on such Option Strike Date, previously redeemed, and noticed for redemption on such Option Strike Date (the "Forced Conversion Amount") of Series Three Preferred Units into a number of Common Units determined in accordance with the Conversion Price in effect on such date as determined in accordance with subsection (a) by transmitting for delivery a Conversion Notice, in the manner prescribed in Section 12 within one business day after the applicable Option Strike Date, to the holders of the Series Three Preferred Units which are to be so converted (the "Forced Conversion Option") ratably in proportion to the Series Three Preferred Units then outstanding from the holders thereof (after giving effect to the redemptions and conversions otherwise noticed to occur on such Option Strike
               Date); provided, further, however, that such Forced Conversion Option may only be exercised by the Partnership if the value of the REIT Shares, calculated on their weighted average closing price during the 10 Trading Days prior to the second Trading Day preceding the exercise of the Forced Conversion Option, is equal to or greater than 110% of the Conversion Price.

          (c) Immediately prior to any conversion of Series Three Preferred Units, the Partnership shall pay, in cash, all accumulated and unpaid distributions including the further preferential distributions provided in Section 3(f) through the Conversion Date on all Series Three Preferred Units. A holder of Series Three Preferred Units shall have no right with respect to any Series Three Preferred Units so converted to receive any distributions paid after the Conversion Date with respect to such Series Three Preferred Units and his interest in the Partnership as to such converted Units shall be terminated; provided, however, that in the event the Partnership is legally or contractually prohibited from paying, or fails for any other reason to pay, such accumulated and unpaid distributions prior to any conversion and such holder elects to continue with and permit such conversion after notice from the Partnership of such inability or failure, such holder shall still be entitled to receive all such accumulated and unpaid distributions, if any, that remain unpaid after such conversion, as well as a further preferential distribution on such unpaid distributions as provided in Section 3(f), which distributions shall be paid by the Partnership as soon as it is legally and contractually permitted to do so.

          (d) After the conversion of Series Three Preferred Units as aforesaid, the Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Common Units and Preferred Units held by such person immediately after such conversion.

               Each conversion shall be deemed to have been effected immediately prior to the close of business on the date (the "Conversion Date") specified in the Conversion Notice (which shall not be earlier than 5 days after mailing of the Conversion Notice nor later than sixty (60) days after such date) or upon the Option Strike Date in the case of a Forced Conversion pursuant to
               Section 7(b) and the Series Three Preferred Units so presented for conversion shall be deemed converted into Common Units at the close of business on such date, and such conversion shall be in accordance with the Conversion Price in effect on such date (unless such day is not a Business Day, in which event such conversion shall be deemed to have become effective at the close of business on the next succeeding Business Day) as determined in accordance with subsection (a).

          (e) No fractions of Common Units shall be issued upon conversion of the Series Three Preferred Units. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the conversion of a Series Three Preferred Unit, the Partnership shall pay to the holder of such Series Three Preferred Unit an amount in cash based upon the Current Market Price of Common Units on the Trading Day immediately preceding the date of conversion. If more than one Series Three Preferred Unit shall be surrendered for conversion at one time by the same holder, the number of full Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series Three Preferred Units so surrendered.

          (f) The Assignee of any Limited Partner pursuant to Section 11 of the main part of the Partnership Agreement may exercise the rights of such

               Limited Partner pursuant to this Section 7, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by the Assignee.

          (g) The Conversion Price shall be adjusted from time to time as follows:

               (i) If the Partnership shall after the Issue Date (A) pay or make a distribution to holders of its Common Units in Common Units, (B) subdivide its outstanding Common Units into a greater number of Common Units, (C) combine its outstanding Common Units into a smaller number of Common Units or (D) issue any Common Units by reclassification of its Common Units, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of Common Unit holders entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series Three Preferred Unit thereafter surrendered for conversion shall be entitled to receive the number of Common Units that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Series Three Preferred Units been converted immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination, or reclassification. An adjustment made pursuant to this subsection (g)(i) shall become effective immediately after the opening of business on the day next following the record date in the case of a distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination, or reclassification and automatically without any further required action of the Partnership or the Series Three Preferred Unit holders.

               (ii) If the Partnership shall issue after the Issue Date rights, options or warrants to all holders of Common Units entitling them to subscribe for or purchase Common Units (or securities convertible into or exchangeable for Common Units) at a price per Common Unit less than the Fair Market Value per Common Unit on the record date for the determination of Common Unit holders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day following the record date fixed for such determination by
                    (II) a fraction, the numerator of which shall be the sum of
                    (A) the number of Common Units outstanding on the close of business on the record date fixed for such determination and
                    (B) the number of Common Units that the aggregate proceeds to the Partnership from the exercise of such rights, options or warrants for Common Units would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of Common Units outstanding on the close of business on the date fixed for such determination and (B) the number of additional Common Units offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the day next following such record date (subject to paragraph (l) below). In determining whether any rights, options or warrants entitle the holders of Common Units to subscribe for or purchase Common Units at less than such Fair Market Value, there shall be taken into account any consideration received by the Partnership upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the General Partner.

              (iii) If the Partnership shall distribute to all holders of its
                    Common Units any Partnership Units (other than Common Units) or evidence of its indebtedness or assets (excluding cash distributions to the extent that after giving effect to such distributions the fair market value of the assets of the Partnership exceed the sum of the liabilities of the Partnership, as determined in good faith by the General Partner) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Units entitling them to subscribe for or purchase Common Units or securities convertible into or exchangeable for Common Units, which rights and warrants and convertible or exchangeable securities are referred to in and treated under subparagraph
                    (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of Unit holders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per Unit of the Common Units on the record date mentioned below less the then fair market value (as determined by the General Partner in good faith) of the portion of the Units or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one Common Unit, and the denominator of which shall be the Fair Market Value per Unit of the Common Units on the record date mentioned below. Such adjustment shall become effective immediately upon the opening of business on the day next following the record date for the determination of Unit holders entitled to receive such distribution (subject to paragraph (l) below). For the purposes of this subparagraph
                    (iii), the distribution of a Security, which is distributed not only to the holders of the Common Units on the date fixed for the determination of Unit holders entitled to such distribution of such Security, but also is required to be distributed with each Common Unit delivered to a person converting a Series Three Preferred Unit after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a person converting a Series Three Preferred Unit would no longer be entitled to receive such Security with a Common Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the Unit holders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

               (iv) Notwithstanding the foregoing, no adjustment shall be made pursuant to the preceding clauses (ii) and (iii) that would result in any increase in the Conversion Price. No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subsection
                    (g)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this
                    Section 7 (other than this subsection (g)(iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Units. Notwithstanding any other provisions of this Section 7, the Partnership shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Units pursuant to any employee benefit or compensation plan or other plan providing for the reinvestment of distributions or interest payable on securities of the Partnership and the investment of additional optional amounts in Common Units under such plan (or the issuance of any Common Units to the General Partner in respect of a capital contribution by it resulting from an analogous sale of its securities). All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a Unit (with .05 of a Unit being rounded upward), as the case may be. Anything in this paragraph (g) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such adjustments in the Conversion Price (but without adversely affecting the economic value of a Series Three Preferred Unit), in addition to those required by this paragraph (g), as it in its discretion shall determine to be advisable in order that any Series Three Preferred Unit distributions, subdivision of Series Three Preferred Units, reclassification or combination of Series Three Preferred Units, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash distributions) hereafter made by the Partnership to the holders of the Series Three Preferred Units shall not be taxable.

          (h) If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self tender offer for all or substantially all Common Units, sale of all or substantially all of the Partnership's assets or recapitalization of the Common Units and excluding any transaction as to which subparagraph
               (g)(i) of this Section 7 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Units shall be exchanged for or converted into the right, or the holders of such Units shall otherwise be entitled, to receive securities or other property (including cash or any combination thereof), each Series Three Preferred Unit shall upon the commencement of the Conversion Period be convertible into the kind and amount of Units or securities and other property (including cash or any combination thereof) (the "Per Series Three Preferred Unit Merger Consideration") receivable upon the consummation of such Transaction by a holder of that number of Common Units into which one Series Three Preferred Unit was convertible immediately prior to such Transaction (unless, in connection with such Transaction, the Series Three Preferred Units had been converted into the right to receive such consideration (and thus, are no longer outstanding)), assuming such holder of Common Units is not a Person with which the Partnership consolidated or into which the

               Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person. In the event that holders of Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such transaction the General Partner shall give prompt written notice to each Series Three Preferred Unit holder of such election, and each Series Three Preferred Unit holder shall also have the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each Series Three Preferred Unit held by such holder following consummation of such Transaction, and after such election the consideration thereby elected shall be the "Per Series Three Preferred Unit Merger Consideration" for each Series Three Preferred Unit held by such holder or any transferee thereof. If a holder of Series Three Preferred Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each Series Three Preferred Unit held by such holder (or by any of its transferees) the same Per Series Three Preferred Unit Merger Consideration that a holder of that number of Common Units into which one Series Three Preferred Unit was convertible immediately prior to such Transaction would receive if such Common Unit holder failed to make such an election.

                    The Partnership shall not be a party to any Transaction
               unless the terms of such Transaction are consistent with the provisions of this paragraph (h), and it shall not consent or agree to the occurrence of any Transaction until the Partnership has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series Three Preferred Units that will contain provisions enabling the holders of the Series Three Preferred Units that remain outstanding after such Transaction to convert their Series Three Preferred Units into the consideration provided for herein and that shall preserve the distribution preference, conversion, redemption, and other rights set forth in this Certificate.

          (i)   If:

               (i) the Partnership shall declare a distribution on the Common Units (excluding cash distributions to the extent that after giving effect to such distributions the fair market value of the assets of the Partnership exceed the sum of the liabilities of the Partnership, as determined in good faith by the General Partner); or

              (ii) the Partnership shall authorize the granting to the holders of the Common Units of rights or warrants to subscribe for or purchase any Units of any class or any other rights or warrants; or

             (iii) there shall be any reclassification of the Common Units (other than an event to which subparagraph (g)(i) of this Section 7 applies) or any consolidation or merger to which the Partnership is a party and for which approval of any Unit holders of the Partnership is required, or a unit exchange involving the conversion or exchange of Common Units into securities or other property, or a self tender offer by the Partnership for all or substantially all of its outstanding Common Units, or the sale or transfer of all or substantially all of the assets of the Partnership as an entirety and for which approval of any Unit holders of the Partnership is required; or

              (iv) if there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Partnership;

               then the Partnership shall cause to be mailed to the holders of the Series Three Preferred Units at their addresses as shown on the records of the Partnership, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Units of record to be entitled to such distribution or granting of rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, unit exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Units of record shall be entitled to exchange their Common Units for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, unit exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

          (j) In the event that a Cash Business Combination is to be consummated or proposed to the holders of Common Units, the notice referred to in subparagraph (i)(iii) above shall specify such fact and such notice shall be mailed to the holders of the Series Three Preferred Units simultaneously with the mailing of notice to holders of Common Units of the holding of a meeting or written consent or making of elections with respect to the Cash Business Combination. In such event, the holders of

               Series Three Preferred Units shall be permitted to tender their Series Three Preferred Units for conversion, in accordance with
               Section 7 hereof, and may condition such tender upon the consummation of such Cash Business Combination. Any such conversion of Series Three Preferred Units shall happen simultaneously with the consummation of the Cash Business Combination such that holders of Series Three Preferred Units receive, at the consummation of the Cash Business Combination, the consideration described in Section 7(h).

          (k) Whenever the Conversion Price is adjusted as herein provided, the Partnership shall promptly file in the books and records of the Partnership and provide to each holder an officer's certificate setting forth the Conversion Price after such adjustment as required by the terms hereof and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holders of each Series Three Preferred Unit at such holder's last address as shown on the records of the Partnership.

          (l) In any case in which paragraph (g) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series Three Preferred Unit converted after such record date and before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and
               (B) paying to such holder any amount of cash in lieu of any fractional Common Unit.

          (m) There shall be no adjustment of the Conversion Price in case of the issuance of any Units in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action would require adjustment of the Conversion Price pursuant to more than one paragraph of this
               Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value; provided, however, that multiple actions taken at or about the same time shall be subject to separate adjustments.

          (n) If the Partnership shall take any action affecting the Common Units, other than action described in this Section 7, that in the opinion of the General Partner would materially adversely affect the conversion rights of the holders of the Series Three Preferred Units, the Conversion Price for the Series Three Preferred Units may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the General Partner, in its sole discretion, may determine to be equitable in the circumstances.

     (8)  Voting Rights.
          -------------

          (a) Holders of the Series Three Preferred Units will not have any voting rights, except as set forth below or as otherwise from time to time required by law.

          (b) So long as any Series Three Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series Three Preferred Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal the provisions of the Partnership Agreement, increase the number of authorized Series Three Preferred Units or create any additional class or series of Preferred Units, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series Three Preferred Units or the holders thereof in their capacity as holders of Series Three Preferred Units; but subject, in any event, to the following provisions:

               (i) With respect to the occurrence of any merger, consolidation or other business combination or reorganization, so long as the Series Three Preferred Units remain outstanding with the terms thereof materially unchanged or, if the Partnership is not the surviving entity in such transaction, are exchanged for a security of the surviving entity with terms that are materially the same with respect to rights to distributions, voting, redemption and conversion as the Series Three Preferred Units and without any income, gain or loss expected to be recognized by the holder upon the exchange for federal income tax purposes (and with the terms of the Common Units or such other securities for which the Series Three Preferred Units (or the substitute security therefor) are convertible materially the same with respect to rights to distributions, voting, redemption and conversion), the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series Three Preferred Units.

              (ii) Any creation or issuance of any Common Units or of any class or series of Preferred Units, in each case ranking junior to the Series Three Preferred Units with respect to payment of distributions, redemption rights and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series Three Preferred Units.

             (iii) Any creation or issuance of any series of Preferred Units (other than an issuance of additional Series Three Preferred Units, as to which a class vote shall be required; provided that no class vote shall be required for any issuance of Series Three Preferred Units in connection with or as contemplated by any of the Source Agreements), or any increase in the amount of authorized Units of such series, in each case ranking on a parity with the Series Three Preferred Units with respect to payment of distributions, voting, redemption and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series Three Preferred Units if such issuance is done (x) in connection with an issuance of Partnership Units in exchange for non-cash assets (including, without limitation, (i) securities, partnership interests, membership interests or other interests in an entity and (ii) real estate, personal property and intangibles), or to the Company following the issuance of securities by it for such non-cash assets and the contribution of such non-cash assets to the Partnership or (y) in connection with a bona fide capital raising transaction or to the Company in consideration of a cash contribution to the Partnership following a sale of preferred stock by the General Partner in a bona fide capital raising transaction.

               (iv) Any creation or issuance of any class or series of Preferred
                    Units ranking senior to the Series Three Preferred Units with respect to the payment of distributions, redemption rights and the distribution of assets upon liquidation, dissolution or winding up, to the extent the issuance of such Units was in compliance with the standard set forth in
                    Section 9(c) hereof, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series Three Preferred Units.

                (c) In addition to the voting rights granted in paragraph (b)
                    above, the holders of Series Three Preferred Units shall be entitled to vote at any time that the Limited Partners are entitled to vote according to the Partnership Agreement. The Series Three Preferred Units shall be entitled to vote the same number of votes as the Common Units into which they may be converted and shall vote with the Holders of Common Units as a single class with the Common Units.

                (d) The foregoing voting provisions will not apply if, at or prior to the time when the act, with respect to which such vote would otherwise be required, will be effected, all outstanding Series Three Preferred Units shall have been converted and/or redeemed.

     (9) Ranking.  The Series Three Preferred Units shall be deemed to rank:
         -------

                (a) Senior to any class or series of Units of the Partnership, if such class or series shall be Common Units or if the holders of Series Three Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Units of such class or series, including Junior Preferred Units ("Junior Units");

                (b) On a parity with the Series One Preferred Units, the Series
                    Two Preferred Units and with any other class or series of Units of the Partnership, if the holders of such other class or series of Unit and the Series Three Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Unit or liquidation preferences, without preference or priority one over the other ("Parity Units"); and

                (c) Junior only to (I) any indebtedness issued by the
                    Partnership and (II) senior preferred units issued only to the General Partner having the same distribution rate, term, preferences and other material terms (including conversion rights) as preferred shares of stock (A) issued only for cash by the General Partner in a public offering, or (B) issued only for cash or property in an arm's length transaction (x) to one or more institutional investors who are (but for the preferred shares so issued) not affiliated with the Partnership, the General Partner or any Affiliate (as defined in Section 10) thereof and (y) not in connection with any other transaction or transactions with any of such Affiliates and (z) which would be permitted by Section 10 if such preferred shares were Junior Preferred Units, and (C) in either case, the entire cash proceeds (net of any arm's length commissions paid to third parties who are not Affiliates) of which are contributed by the General Partner to the Partnership and used by the Partnership solely for (i) the acquisition of assets to be held in the Partnership's business, (ii) capital expenditures or maintenance expenses in respect of assets held by the Partnership, (iii) other ordinary course expenses of the Partnership, or (iv) repayment of indebtedness of the Partnership (including indebtedness convertible into Junior Preferred Units or Common Units), and (v) none of which proceeds are used (AA) to purchase, redeem, retire or otherwise acquire directly or indirectly any Junior Preferred Units or Common Units, or shares of preferred stock junior to the Series A Preferred Stock of the General Partner, or common stock of the General Partner, or options, warrants, rights to purchase or any other securities convertible into the foregoing (other than debt repayable pursuant to subclause (iv)) or (BB) to make distributions or to pay dividends in respect of any securities described in subclause (AA). Any references to the term "Affiliate" in this Section 9(c) (including by way of the cross-reference and incorporation in clause (z) of the preceding sentence) shall have the meaning given thereto in the Amended and Restated By-laws of the General Partner as of the date hereof (except that the 5% threshold referred to therein shall be deemed for these purposes to be a 10% threshold).

     (10) Junior Preferred Units.  The Partnership may, at its option, issue
          ----------------------
          Junior Preferred Units in exchange for arm's length consideration, the adequacy of such consideration to be determined in good faith by the Board of Directors of the General Partner; provided, however, that the Partnership may not, without the consent of holders of a majority of the Series Three Preferred Units, (i) issue Junior Preferred Units to any Affiliate (as such term is defined in the Amended and Restated By-Laws of the General Partner as of the date hereof) of the General Partner or the Partnership, (ii) distribute Junior Preferred Units to any holder of Common Units, (iii) issue Junior Preferred Units ratably to holders of Common Units for cash or any other consideration, or
          (iv) issue Junior Preferred Units in exchange for Common Units. Notwithstanding the foregoing, in connection with the General Partner's issuance of preferred shares of stock, the Partnership may issue Junior Preferred Units to the General Partner having the same distribution rate, term, preferences and other material terms as such preferred shares, provided the issuance of such preferred shares would not violate this Section 10 if such shares were Junior Preferred Units and such issuance would comply with the requirements of Section 9 (c)
          (II) if they were senior preferred shares (but without giving effect to the word "institutional" in clause (B)(x) of Section 9(c)(II)).

     (11) Allocation of Nonrecourse Debt.  The provisions of that certain Tax
          ------------------------------
          Reporting Agreement (including but not limited to paragraphs 3 and 4 thereof) dated the date hereof among the Partnership and such holders are hereby incorporated herein by reference.

     (12) Notices.  All notices, demand, requests or other communications which
          -------
          may be or are required to be given, served or sent hereunder will be in writing and delivered by certified U.S. mail, return receipt required, with postage prepaid, or by nationally recognized overnight courier service that provides tracking and proof of receipt. Notices shall be deemed delivered upon the earlier of (i) delivery, (ii) refusal of delivery by addressee, (iii) two Business Days after deposit in the U.S. Mails in the case of certified U.S. mail, or (iv) one Business Day after deposit with a nationally recognized overnight courier. Notices to Series Three Preferred Unit holders shall be sent to their address of record with the Partnership. Any Series Three Preferred Unit holder may change its address of record by written notice as given as aforesaid. Notices delivered to the Partnership shall be addressed to Boston Properties Limited Partnership, Attn.:
          Chief Financial Officer, 8 Arlington Street, Boston, MA 02116 or to such other address as the Partnership may have notified holders in the manner provided in this Section 12. Notices to be delivered to the General Partner shall be addressed to Boston Properties, Inc., Attn:
          Chief Financial Officer, 8 Arlington Street, Boston, MA 02116, or to such other address as the General Partner may have notified holders in the manner provided in this Section 12.

     (13) Section 8.6.C of Partnership Agreement.  The provisions of Section
          --------------------------------------
          8.6.C of the main part of the Partnership Agreement shall not apply to Series Three Preferred Units tendered or required to be tendered pursuant to Section 5, which shall control over any other provision of the Partnership Agreement. The provisions of Section 8.6.C of the Partnership Agreement also shall not apply to any Common Units that may be issued upon a conversion of Series Three Preferred Units ("Conversion Units"). For clarity, it is noted that the effect of this provision is that the restriction on the Redemption Right set forth in
          Section 8.6.C of the main part of the Partnership Agreement shall not apply to Conversion Units such that if a holder of a Conversion Unit presents a Conversion Unit for redemption and the delivery of REIT Shares to such holder is prohibited under the Certificate of Incorporation of the Company because such delivery would cause such holder to violate the Ownership Limit, then (i) the Company may not exercise its rights under Section 8.6.B to acquire such Conversion Unit for the REIT Shares Amount unless the Company waives or modifies the Ownership Limit applicable to such holder and (ii) if the Company does not so waive or modify the Ownership Limit then the Partnership must pay such holder the applicable Cash Amount to redeem such holder's Conversion Unit.

     (14) In the event this Certificate of Designations is amended or modified by the parties hereto, the holders of the Series Two Preferred Units issued by the

          Partnership and the Series A Preferred Stock issued by the General Partner in accordance with the Source Agreements shall each have the right to elect, by vote of a majority-in-interest of such securities, to adopt amendments or modifications of their respective securities comparable to the amendments or modifications of this Certificate, and in the event of any modification or amendment of such securities, the holders of Series Three Preferred Units shall have the right to elect, by vote of a majority-in-interest of the Series Three Preferred Units, to adopt amendments or modifications of this Certificate of Designations comparable to amendments and modifications of such securities. The Partnership and the General Partner agree for the benefit of the holders of Series Three Preferred Units that neither of them shall permit the amendment or modification of such other securities without causing this Section 14 to be given full effect, and the Partnership and the General Partner shall take such action as is reasonably appropriate or necessary to give full effect to this
          Section 14.

     IN WITNESS WHEREOF, Boston Properties, Inc., as General Partner of the Partnership, has caused this Certificate of Designations to become effective, and the Partnership Agreement is hereby amended by giving effect to the terms set forth herein.

                                    BOSTON PROPERTIES, INC.


                                    By: /s/ William J. Wedge
                                       ---------------------------------
                                    Name:  William J. Wedge
                                    Title: Senior Vice President

             Exhibit A to the Certificate of Designations for the
                         Series Three Preferred Units


                    NOTICE OF ELECTION BY PARTNER TO CONVERT
                 SERIES THREE PREFERRED UNITS INTO COMMON UNITS


     The undersigned Series Three Preferred Unit holder hereby (i) elects to convert the number of Series Three Preferred Units in Boston Properties Limited Partnership (the "Partnership") set forth below into Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership and the Certificate of Designations relating to the Series Three Preferred Units that is a part thereof; and (ii) directs that any cash in lieu of fractional Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Series Three Preferred Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such Series Three Preferred Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.


Name of Series Three Preferred Unit holder: ___________________________________
                                            (Please Print: Exact Name as
                                            Registered with Partnership)


Date of this Notice: _____________________________________


Date the Series Three Preferred Units are to be converted: ________________/1/


Number of Series Three Preferred Units to be converted: ______________________



                                     _________________________________________
                                     (Signature of Limited Partner: Sign Exact
                                     Name as Registered with Partnership)


                                     _________________________________________
                                     (Street Address)



                                     _________________________________________
                                     (City)          (State)        (Zip Code)


                                     Signature Guaranteed by:


                                     _________________________________________

-------------------
/1/ Not earlier than 15 days nor later than 60 days after the date this Notice is deposited in the U.S. mails (certified mail, postage prepaid, return receipt requested) or deposited with a nationally recognized overnight courier guaranteeing next business day delivery.

             Exhibit B to the Certificate of Designations for the
                         Series Three Preferred Units


                    NOTICE OF ELECTION BY PARTNER TO REDEEM
                     SERIES THREE PREFERRED UNITS FOR CASH


     The undersigned Series Three Preferred Unit holder hereby (i) elects to redeem the number of Series Three Preferred Units in Boston Properties Limited Partnership (the "Partnership") set forth below for the redemption price determined in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership and the Certificate of Designations (the "Certificate") relating to the Series Three Preferred Units that is a part thereof; and (ii) directs that such redemption price be delivered by certified check to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Series Three Preferred Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the redemption of such Series Three Preferred Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such redemption. The undersigned hereby acknowledges that, except as provided in the Certificate, distributions on the Series Three Preferred Units to be redeemed shall cease to accrue on the redemption date indicated below.


Name of Series Three Preferred Unit holder: ___________________________________
                                            (Please Print: Exact Name as
                                            Registered with Partnership)


Date of this Notice: _____________________________________


Option Strike Date on which the
Series Three Preferred Units are to be redeemed: ______________________


Number of Series Three Preferred Units to be converted: ______________________



                                     _________________________________________
                                     (Signature of Limited Partner: Sign Exact
                                     Name as Registered with Partnership)


                                     _________________________________________
                                     (Street Address)



                                     _________________________________________
                                     (City)          (State)        (Zip Code)


                                     Signature Guaranteed by:


                                     _________________________________________



Note: Redemptions are subject to reduction and proration as provided in the Certificate of Designations and the Partnership Agreement in respect of the Series Three Preferred Units.